SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-2027232
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification No.)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 4 to the Amended and Restated Credit Agreement

On March 23, 2023 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) entered into that certain Amendment No. 4 (“Amendment No. 4”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), CoBank, ACB, a federally chartered instrumentality of the United States of America, in its capacity as a Term B-1 Lender, Term B-2 Lender and Term B-3 Lender (“CoBank”) to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019, as amended by Amendment No. 2 on May 26, 2022 and as amended by Amendment No. 3 on February 10, 2023, by and among CCO, CCO Holdings, LLC, certain of CCO’s subsidiaries, the Lenders party thereto and the Administrative Agent (such credit agreement as in effect immediately prior to Amendment No. 4, the “Existing Credit Agreement” and as amended by Amendment No. 4, the “Amended Credit Agreement”).

The changes to the Existing Credit Agreement include, among other things: (i) the incurrence of Incremental Term Loans (as defined in the Amended Credit Agreement) in the form of a new tranche of Term B-3 Loans (as defined in the Amended Credit Agreement), (ii) the assignment of all outstanding principal amount of the Term B-1 Loans (as defined in the Amended Credit Agreement) and Term B-2 Loans (as defined in the Amended Credit Agreement) held by CoBank on the Amendment No. 4 Effective Date (as defined in the Amended Credit Agreement) to CCO (the “Rollover Term Loans”), (iii) the cancellation of the Rollover Term Loans and (iv) certain other amendments to the Existing Credit Agreement.

A portion of the proceeds from Amendment No. 4 were used as consideration for the assignment and cancellation of the Rollover Term Loans. After giving effect to Amendment No. 4: (i) the aggregate principal amount of Term B-1 Loans (as defined in the Amended Credit Agreement) outstanding is $2.3 billion with SOFR (as defined in the Existing Credit Agreement) based pricing unchanged, (ii) the aggregate principal amount of Term B-2 Loans (as defined in the Amended Credit Agreement) outstanding is $3.1 billion with SOFR based pricing unchanged and (iii) the aggregate amount of the Term B-3 Loans (as defined in the Amended Credit Agreement) is $750 million with a pricing of SOFR plus 2.25%. The aggregate principal amount and SOFR based pricing of the Term A-5 Loans, the Term A-6 Loans and the Revolving Facility under the Amended and Restated Credit Agreement remain unchanged.

A copy of Amendment No. 4 is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Amendment No. 4 to the Amended and Restated Credit Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 4 to the Amended and Restated Credit Agreement.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: March 29, 2023

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: March 29, 2023
CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Dated: March 29, 2023

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